UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2005


                            COFFEE HOLDING CO., INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                     001-32491                  11-2238111
           ------                     ---------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


         4401 First Avenue, Brooklyn, New York                    11232-0005
         -------------------------------------                    ----------
        (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (718) 832-0800


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      On June 14, 2005, Coffee Holding Co., Inc. announced its earnings for the second quarter ended April 30, 2005. A copy of the press release describing the earnings is attached as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

      (c)   The following exhibit is furnished with this report:

            Exhibit No.     Description
            -----------     -----------

            99.1            Coffee Holding Co., Inc. press release
                            dated June 14, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated: June 14, 2005          COFFEE HOLDING CO., INC.


                                    By: /s/ Andrew Gordon
                                        ----------------------------------------
                                    Name:  Andrew Gordon
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1               Coffee Holding Co., Inc. press release dated June 14, 2005